SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

           CURRENT REPORT   Pursuant to Section 13 or 15(d) of the
                            Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 1, 1997


                       IDS Managed Futures II, L.P.
           (Exact name of registrant as specified in its charter)


             Delaware            0-17443            06-1207252
         (State or other       (Commission         (IRS Employer
          jurisdiction of       File Number)        Identification No.)
          organization)


       Sears Tower, 233 S. Wacker Dr., Suite 2300, Chicago, IL    60606
       (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code:  312-460-4000

       _________________________________________________
       (Former name or former address, if changed since last report).



Item 1.   Changes in Control of Registrant

          Not Applicable.


Item 2.   Acquisition or Disposition of Assets

          Not Applicable.


Item 3.   Bankruptcy or Receivership

          Not Applicable.


Item 4.   Changes in Registrant's Certifying Accountant

          Not Applicable.


Item 5.   Other Events

Effective August 1, 1997, the General Partners added Welton Investment Corporation ("Welton") as a new Commodity Trading
Advisor for the Registrant.   Welton has been trading in the
futures market since 1989. The Registrant will use Welton's Diversified Portfolio. This portfolio provides broad diversification in various domestic and global futures markets. This portfolio also provides a balanced exposure across all market sectors. Welton will use multiple trading strategies in an attempt to profitably participate in a variety of market conditions.

John W. Henry & Company, Inc. and Sabre Fund Management Limited will continue as Commodity Trading Advisors for the Registrant.


Item 6.   Resignations of Registrant's Directors

          Not Applicable.


Item 7.   Financial Statements and Exhibits

          Not Applicable.


Item 8.   Change in Fiscal Year.

          Not Applicable.



                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


DATE:  August 12, 1997           IDS MANAGED FUTURES II, L.P.
                                 (Registrant)


                                 IDS Futures Corporation,
                                 General Partner


                                 BY: /s/ Lori J. Larson
                                         Lori J. Larson
                                         President


                                 CIS Investments, Inc.,
                                 General Partner


                                 BY: /s/ L. Carlton Anderson
                                         L. Carlton Anderson
                                         Vice President